UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Shoppes of Dallas, Dallas, Georgia

On July 2, 2004, we purchased a newly constructed shopping center known as Shoppes of Dallas, containing 70,610 gross leasable square feet. The center is located at Highway 381 and East Paulding Drive, in Dallas, Georgia.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $13,052,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $185 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Publix, will lease more than 10% of the total gross leasable area of the property. The lease term will be determined in accordance with the tenant's lease commencement date. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per
Lessee	(Sq. Ft.)	GLA	Annum ($)	Lease	Term

Publix	44,840	64	10.25	20	Years

For federal income tax purposes, the depreciable basis in this property will be approximately $9,789,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Shoppes of Dallas was newly constructed in 2004. The property is currently in a leasing up phase and certain tenants have executed leases for retail space within the shopping center. In addition, the seller is funding the shortfall rent for certain tenants until the space is occupied. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends *	Rent ($)	Per Annum ($)

Publix	44,840	20 Years	459,600	10.25
Subway	1,200		22,800	19.00
Verizon	900		15,300	17.00
Dry Clean USA	1,200		26,400	22.00
Dollar Train	2,100		36,750	17.50
Creative Tan	1,200		24,000	20.00
Great Clips	1,200		26,400	22.00
USA Nails	1,200		28,800	24.00
Ladies Fitness Express	1,200		19,800	16.50

*  Lease terms have not been determined at the time of this report.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The Shops at Boardwalk, Kansas City, Missouri

On July 1, 2004, we purchased a newly constructed shopping center known as The Shops at Boardwalk, containing 122,413 gross leasable square feet. The center is located at North Boardwalk Avenue and Ambassador Drive in Kansas City, Missouri.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $36,642,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $299 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Borders Books, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Borders Books	19,001	16	13.95	08/03	07/08

For federal income tax purposes, the depreciable basis in this property will be approximately $27,500,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

The Shops at Boardwalk was newly constructed during 2003 and 2004. The property is currently in a leasing up phase and certain tenants have executed leases for retail space within the shopping center. In addition, the seller is funding the shortfall rent for certain tenants until the space is occupied. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Noggin Noodle	2,390	07/05	62,140	26.00
Nextel Communications	2,004	05/08	54,108	27.00
Electronic Boutique	2,195	06/08	60,582	27.60
Coldwater Creek	4,617	06/08	110,808	24.00
Jos. A. Banks	4,200	07/08	92,400	22.00
Chicos	2,735	07/08	68,375	25.00
Borders Books	19,001	07/08	265,063	13.95
Planet Sub	3,147	07/08	84,969	27.00
Claire's Boutique	1,200	08/08	36,000	30.00
Maurices	3,784	08/08	90,816	24.00
Select Comfort	2,158	10/08	64,740	30.00
Archivers	5,957	01/09	119,140	20.00
Hallmark Cards	3,484	03/09	71,422	20.50
2nd Swing	3,580	04/09	93,080	26.00
J. Jill	4,085	07/13	122,550	30.00
Chipolte Mexican Grill	2,801	07/13	78,428	28.00
Yankee Candle	1,925	07/13	48,125	25.00
Red Star Tavern	7,209	08/13	209,061	29.00
Christopher & Banks	3,500	08/13	91,000	26.00
Kirklands	4,935	01/14	108,570	22.00
Talbots	4,501	01/16	117,026	26.00

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Shoppes of Prominence Point, Canton, Georgia

On June 30, 2004, we purchased a newly constructed shopping center known as Shoppes of Prominence Point, containing 88,058 gross leasable square feet. The center is located at Interstate 575 and State Route 5, in Canton, Georgia.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $18,099,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $206 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Publix, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Publix	44,840	51	10.80	03/04	03/24

For federal income tax purposes, the depreciable basis in this property will be approximately $13,574,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Shoppes of Prominence Point was newly constructed in 2004. The property is currently leasing up the remaining vacancies and certain tenants have executed lease for retail space within the shopping center. In addition, the seller is funding the shortfall rent for certain tenants until the space is occupied. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

World Wireless	1,050	03/07	21,000	20.00
World Dollar Store	1,610	04/07	30,590	19.00
Curves	1,400	04/07	27,300	19.50
Prominence Chiropractic	1,400	07/07	26,600	19.00
Oceanside Tanning	1,400	04/08	32,200	23.00
Bowen's TaeKwonDo Plus	2,450	04/08	47,775	19.50
Blockbuster Video	5,268	01/09	92,190	17.50
Lithia Nails	1,050	04/09	25,200	24.00
Dry Clean USA	1,400	04/09	33,600	24.00
Yoon Sushi Restaurant	1,400	05/09	25,900	18.50
Corbets Company of GA	1,400	05/09	30,800	22.00
Forsat Ventures, Inc.	1,400	05/09	26,600	19.00
Mui Lan Restaurant	2,100	05/09	40,950	19.50
Dos Palomas Restaurant	3,450	04/10	67,275	19.50
Beef O'Brady's	2,590	05/12	46,620	18.00
Publix	44,840	03/24	484,272	10.80

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Davis Towne Crossing, North Richland Hills, Texas

On June 30, 2004, we purchased a newly constructed shopping center known as Davis Towne Crossing, containing 41,391 gross leasable square feet of which 4,000 is a ground lease. The center is located at Davis Boulevard and Precinct Line Road in North Richland Hills, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $9,755,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $236 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, Lady USA Fitness and Cotton Patch Cafe', each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenant to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Lady USA Fitness	6,000	15	17.00	10/03	10/08

Cotton Patch Cafe	4,400	11	20.00	12/03	11/08

For federal income tax purposes, the depreciable basis in this property will be approximately $7,316,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Davis Towne Crossing was newly constructed during 2003 and 2004. The property is currently in a leasing up phase and certain tenants have executed leases for retail space within the shopping center. In addition, the seller is funding the shortfall rent for certain tenants until the space is occupied. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

H & R Block	2,264	05/07	45,280	20.00
The Scrapbook Palace	3,000	10/07	57,000	19.00
RadioShack	2,400	08/08	48,000	20.00
Sport Clips	1,440	08/08	28,800	20.00
EB Games	1,500	09/08	31,500	21.00
Luxury Nails	1,400	09/08	29,400	21.00
Friedman's Jewelers	1,727	10/08	32,813	19.00
Lady USA Fitness	6,000	10/08	102,000	17.00
Cotton Patch Cafe	4,400	11/08	88,000	20.00
The UPS Store	1,400	03/09	26,600	19.00
Payless Shoes	3,000	07/13	54,000	18.00
Quiznos Subs	1,600	11/13	30,400	19.00
Washington Mutual (Ground Lease)	4,000	08/28	85,000	N/A

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Fullerton Metrocenter, Fullerton, California

On June 30, 2004, we purchased an existing shopping center known as Fullerton Metrocenter, containing 242,080 gross leasable square feet. The center is located at Harbor Boulevard and Orangethorpe Avenue, in Fullerton, California.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $51,275,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $212 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, Sportmart and Henry's Marketplace, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Sportmart	43,660	18	9.95	09/04	08/19

Henry's Marketplace (Wild Oats)	28,092	12	16.89	10/88	02/06

For federal income tax purposes, the depreciable basis in this property will be approximately $38,456,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Fullerton Metrocenter was built in 1988. As of June 1, 2004, this property was 93% occupied, with a total 225,040 square feet leased to forty-one tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

H & R Block	5,250	09/04	141,816	27.01
Tip Top Nails	900	01/05	36,468	40.52
Henry's Marketplace (Wild Oats)	28,092	02/06	474,474	16.89
La Caffepia	1,245	03/06	36,715	29.49
Washington Mutual	1,550	05/06	36,036	23.10
Kentucky Fried Chicken	2,304	05/06	100,800	43.75
AT & T Wireless Services	2,775	10/06	75,980	27.38
Payless Shoes	2,525	10/06	49,768	19.71
Jenny Craig	1,900	02/07	53,656	28.24
Party America	9,610	05/07	128,064	13.33
Adelphia Communications	1,515	06/07	41,465	27.37
Quizno's Subs	1,400	08/07	40,460	28.90
Brite Dental	2,250	08/07	43,920	19.52
Lilacs Flowers and Gifts	1,200	11/07	37,500	31.25
GameStop	1,550	12/07	40,176	25.92
Ruby's Diner	3,592	02/08	99,570	27.72
Pop's Unfinished Furniture	6,650	04/08	101,745	15.30
Burger King	2,874	04/08	130,968	45.57
Wherehouse Entertainment	6,350	06/08	99,920	15.74
GMP Vitamin	1,020	07/08	30,681	30.08
Beneficial Finance	1,775	10/08	51,457	28.99
Fantastic Sams	1,170	11/08	36,843	31.49
Beauty Avenue	5,400	11/08	113,400	21.00
Jewelry Mart	7,000	12/08	273,432	39.06
Tilly's	6,040	12/08	132,276	21.90
RadioShack	2,050	04/09	47,988	23.41
Sylvan Learning Center	3,648	04/09	71,646	19.64
Miry Collection	4,350	05/09	109,260	25.12
Vans	1,650	07/09	46,348	28.09
Super Mex Restaurants	7,084	10/09	160,240	22.62
Kim Sun Young Salon	1,280	10/09	37,862	29.58
Metro Dry Cleaning	1,950	11/09	53,898	27.64
Matsunoya	2,900	06/10	70,932	24.46
Baskins-Robbins	1,275	10/10	39,193	30.74
China Buffet	10,828	11/10	184,617	17.05
First Bank and Trust	8,800	02/13	201,256	22.87
Orange County Credit Union	4,000	12/13	81,600	20.40
Big Island BBQ	1,090	02/14	28,514	26.16
Avenue	5,300	01/15	105,256	19.67
PETsMART	19,238	02/19	278,544	14.48
Sportmart	43,660	08/19	434,334	9.95

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Low Country Village Shopping Center, Bluffton, South Carolina

On June 30, 2004, we purchased a newly constructed shopping center known as Low Country Village Shopping Center, containing 76,376 gross leasable square feet (Phase I). We signed an agreement, subject to conditions, to purchase an additional 63,460 gross leasable square feet (Phase II) of construction estimated to be completed in 2004 for approximately $10,542,800. The center is located at Highway 278 and Foreman Hill Road in Bluffton, South Carolina.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $10,457,200 for Phase I. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $137 per square foot of leasable space for Phase I and $166 per square foot of leasable space for Phase II.

We purchased Phase I and intend to purchase Phase II with our own funds. However, we expect to place financing on both phases at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Ross Dress for Less, Michael's and PETsMART, will lease more than 10% of the total gross leasable area of the Phase I property. The lease term will be determined in accordance with the tenant's commencement date. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate	Phase I	Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Ross Dress for Less	30,131	39	9.75	03/04	02/14

Michael's	21,360	28	9.75	03/04	02/14

PETsMART	19,107	25	12.95	03/04	02/19

For federal income tax purposes, the depreciable basis in this property will be approximately $15,750,000 for Phase I. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Low Country Village Shopping Center is newly constructed in 2004. As of June 1, 2004, Phase I was 99% occupied, with a total of 75,320 square feet leased to seven tenants. The property is currently in a leasing up phase for Phase II and certain tenants have executed lease for retail space within the shopping center. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Phase I
Sports Clips	1,100	05/09	19,250	17.50
Nail Salon	1,100	05/09	18,700	17.00
Prime Communications (Cingular Wireless)	1,122	05/09	22,440	20.00
Quizno's	1,400	07/09	25,200	18.00
Ross Dress for Less	30,131	02/14	293,777	9.75
Michael's	21,360	02/14	208,260	9.75
PETsMART	19,107	02/19	247,436	12.95

Phase II
Linens 'N Things	25,080	07/14	244,530	9.75
Cost Plus World Market	18,300	01/15	215,025	11.75

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Northgate North, Seattle, Washington

On June 30, 2004, we purchased a newly constructed shopping center known as Northgate North, containing 302,461 gross leasable square feet. The center is located at 302 Northeast Northgate Way in Seattle, Washington.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $48,455,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $160 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, Target and Best Buy, each leases more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Target	147,582	49	4.34	10/00	10/25

Best Buy	51,202	17	25.00	10/00	10/21

For federal income tax purposes, the depreciable basis in this property will be approximately $36,341,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Northgate North was constructed between 2000 and 2003. As of June 1, 2004, this property was 93% occupied, with a total 281,961 square feet leased to seven tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Qwest Wireless	1,950	12/07	39,995	20.51
Quizno's	1,315	07/12	40,634	30.90
Olive Garden	8,296	10/12	204,994	24.71
Ross Dress for Less	25,278	01/14	391,809	15.50
G.I. Joe's (Storage)	1,968	05/18	11,808	6.00
G.I. Joe's	44,370	12/18	532,440	12.00
Best Buy	51,202	01/21	1,280,050	25.00
Target	147,582	10/25	640,506	4.34

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Item 7. Financial Statements and Exhibits

  Financial Statements

To be subsequently filed for The Shops at Boardwalk, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, Northgate North. No financials will be filed for Shoppes of Dallas, and Shoppes of Prominence Point, as the properties were completed in 2004 and there were no significant operations prior to our acquisition and therefore, do not require financing statements to be filed under Rule 3-14.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Lori J. Foust

Name: Lori J. Foust
Title: Principal Accounting Officer
Date: July 8, 2004